For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	Alan J. Bedner, EVP and CFO
October 18, 2018	(908) 713-4308

Unity Bancorp Reports
Quarterly Earnings up 46% over Prior Year

Clinton, NJ, October 18, 2018 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $5.5 million, or $0.50 per diluted share, for the quarter ended September 30, 2018, compared to $3.8 million, or $0.35 per diluted share, for the prior year’s third quarter.  Approximately $775 thousand, or $0.07 per diluted share, of this increase is attributed to the lower effective tax rate due to the tax reform bill.

For the nine months ended September 30, 2018, Unity reported net income of $16.1 million, or $1.48 per diluted share, compared to $10.4 million, or $0.97 per diluted share for the prior year’s period. Approximately $2.3 million, or $0.21 per diluted share, of this increase is attributed to the lower effective tax rate due to the tax reform bill.
Third Quarter Earnings Highlights

•
Net interest income, our primary driver of earnings, increased $1.8 million to $13.6 million for the quarter ended September 30, 2018, compared to the prior year’s quarter, due to strong loan growth and an increased net interest margin.

•
Net interest margin expanded 4 basis points to 3.92%, compared to 3.88% for the prior year’s quarter. The net interest margin declined slightly from 3.95% in the prior sequential quarter ended June 30, 2018, due to the rising cost of deposits. The net interest margin is expected to remain stable as we actively manage the spread between our loan pricing and cost of funding in this rising interest rate environment.

•	The provision for loan losses was stable at $500 thousand during the quarters ended September 30, 2018 and 2017. Asset quality remains strong.

•
Noninterest income increased $471 thousand to $2.5 million compared to the prior year’s quarter and $167 thousand compared to the prior sequential quarter. The quarter included a $291 thousand death benefit on bank-owned life insurance.

•
Noninterest expense increased $1.2 million to $8.8 million compared to the prior year’s quarter and $643 thousand compared to the prior sequential quarter. The year-over-year increase was the result of expansion costs from two additional branches and increased headcount which resulted in higher compensation, benefits, occupancy and equipment expenses. Noninterest expense included two nonrecurring transactions this quarter: an $850 thousand supplemental executive retirement (“SERP”) benefit expense, partially offset by a $317 thousand legal settlement related to an OREO property. The SERP expense represents the time of service cost due to modifying the SERP benefit for our President and CEO to equal 60 percent of the average of his base salary for the thirty-six months prior to separation, as compared to the previous 40 percent.

•
The effective tax rate declined to 18.6% for the quarter compared to 34.9% in the prior year’s quarter, as a result of the “Tax Cuts and Jobs Act,” which was enacted December 22, 2017, and lowered the corporate tax rate. The effective tax rate in the quarter also benefited from the exercise of stock options. The effective tax rate is expected to range between 25% and 27% in January 2019 as a result of the recent NJ tax legislation.

Balance Sheet Highlights

•
Total loans increased $112.6 million, or 9.6%, from year-end 2017 to $1.3 billion at September 30, 2018. Commercial, residential mortgage and consumer loan portfolios increased $68.2 million, $48.5 million, and $8.6 million, respectively, partially offset by a decline of $12.7 million in SBA loans. Our pipeline in all categories remains strong. Mortgage originations year-to-date totaled $170.5 million through September 30, 2018 and are at a record level.

•	Total deposits increased $176.3 million, or 16.9%, from year-end 2017 to $1.2 billion at September 30, 2018. Growth in noninterest-bearing demand deposits was 5.9% from year-end 2017.

•	Borrowed funds decreased $95.0 million to $180.0 million at September 30, 2018, due to decreased overnight borrowings, the maturity of a repo and FHLB advances being called.

•
Shareholders’ equity was $133.1 million at September 30, 2018, an increase of $15.0 million from year-end 2017, due to retained net income offset in part by declines in other comprehensive income resulting from unrealized losses on securities.

•	Book value per common share was $12.37 as of September 30, 2018.

•
At September 30, 2018, the leverage, common equity Tier I, Tier I and Total Risk Based Capital ratios were 9.74%, 11.15%, 12.00% and 13.25% respectively, all in excess of the ratios required to be deemed “well-capitalized.”

•	Credit quality remains strong with nonperforming assets to total assets of 0.39% at September 30, 2018.

Other Highlights

•
Unity Bancorp has been named to the Sandler O’Neill Sm-All Stars Class of 2018. This prestigious award recognizes financial institutions, with a market capitalization below $2.5 billion, based on criteria such as growth, profitability, credit quality and capital strength. Unity was one of only thirty publicly traded banks and thrifts recognized and one of two banks headquartered in New Jersey, which were recognized.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.6 billion in assets and $1.2 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.
This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
September 30, 2018

				Sep 30, 2018 vs.
				Jun 30, 2018	Sep 30, 2017
(In thousands, except percentages and per share amounts)	Sep 30, 2018	Jun 30, 2018	Sep 30, 2017%		%
BALANCE SHEET DATA:
Total assets	$1,553,152	$1,514,120	$1,329,834	2.6%	16.8%
Total deposits	1,219,473	1,146,399	1,043,632	6.4	16.8
Total loans	1,283,304	1,246,511	1,092,873	3.0	17.4
Total securities	63,399	65,682	72,105	(3.5)	(12.1)
Total shareholders' equity	133,067	128,141	115,814	3.8	14.9
Allowance for loan losses	(14,988)	(14,634)	(13,113)	2.4	14.3

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$6,745	$6,748	$5,771	—	16.9
Provision for income taxes	1,255	1,351	2,014	(7.1)	(37.7)
Net income	$5,490	$5,397	$3,757	1.7	46.1

Net income per common share - Basic	$0.51	$0.50	$0.36	2.0	41.7
Net income per common share - Diluted	$0.50	$0.49	$0.35	2.0	42.9

Performance ratios:
Return on average assets	1.50%	1.53%	1.17%	(2.0)	28.2
Return on average equity	16.64%	17.32%	13.00%	(3.9)	28.0
Efficiency ratio	54.86%	52.80%	54.86%	3.9	—
Net interest margin	3.92%	3.95%	3.88%	(0.8)	1.0
Noninterest expense to average assets	2.41%	2.32%	2.35%	3.9	2.6

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$19,958		$16,025		24.5
Provision for income taxes	3,841		5,632		(31.8)
Net income	$16,117		$10,393		55.1

Net income per common share - Basic	$1.50		$0.99		51.5
Net income per common share - Diluted	$1.48		$0.97		52.6

Performance ratios:
Return on average assets	1.52%		1.12%		35.7
Return on average equity	17.14%		12.51%		37.0
Efficiency ratio	53.90%		56.72%		(5.0)
Net interest margin	3.95%		3.79%		4.2
Noninterest expense to average assets	2.38%		2.41%		(1.2)

SHARE INFORMATION:
Market price per share	$22.90	$22.75	$19.80	0.7	15.7
Dividends paid	$0.07	$0.07	$0.06	—	16.7
Book value per common share	$12.37	$11.94	$10.94	3.6	13.1
Average diluted shares outstanding (QTD)	10,936	10,915	10,761	0.2	1.6

CAPITAL RATIOS:
Total equity to total assets	8.57%	8.46%	8.71%	1.3	(1.6)
Leverage ratio	9.74%	9.63%	9.70%	1.1	0.4
Common equity tier 1 risk-based capital ratio	11.15%	11.05%	11.27%	0.9	(1.1)
Tier 1 risk-based capital ratio	12.00%	11.92%	12.26%	0.7	(2.1)
Total risk-based capital ratio	13.25%	13.14%	13.30%	0.8	(0.4)

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$6,043	$5,265	$4,449	14.8	35.8
QTD net chargeoffs (annualized) to QTD average loans	0.05%	0.04%	0.07%	25.0	(28.6)
Allowance for loan losses to total loans	1.17%	1.17%	1.20%	—	(2.5)
Nonperforming assets to total loans and OREO	0.47%	0.42%	0.41%	11.9	14.6
Nonperforming assets to total assets	0.39%	0.35%	0.33%	11.4%	18.2%

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
September 30, 2018

				Sep 30, 2018 vs.
				Dec 31, 2017		Sep 30, 2017
(In thousands, except percentages)	Sep 30, 2018	Dec 31, 2017	Sep 30, 2017%			%
ASSETS
Cash and due from banks	$23,217	$23,701	$20,318	(2.0	) %	14.3%
Federal funds sold, interest-bearing deposits and repos	121,339	126,553	84,512	(4.1)		43.6
Cash and cash equivalents	144,556	150,254	104,830	(3.8)		37.9
Securities:
Securities available for sale	46,874	52,287	51,538	(10.4)		(9.0)
Securities held to maturity	15,325	16,307	19,355	(6.0)		(20.8)
Equity securities	1,200	1,206	1,212	(0.5)		(1.0)
Total securities	63,399	69,800	72,105	(9.2)		(12.1)
Loans:
SBA loans held for sale	13,029	22,810	17,724	(42.9)		(26.5)
SBA loans held for investment	41,051	43,999	44,001	(6.7)		(6.7)
Commercial loans	697,075	628,865	591,005	10.8		17.9
Residential mortgage loans	413,652	365,145	330,787	13.3		25.1
Consumer loans	118,497	109,855	109,356	7.9		8.4
Total loans	1,283,304	1,170,674	1,092,873	9.6		17.4
Allowance for loan losses	(14,988)	(13,556)	(13,113)	10.6		14.3
Net loans	1,268,316	1,157,118	1,079,760	9.6		17.5
Premises and equipment, net	23,416	23,470	23,080	(0.2)		1.5
Bank owned life insurance ("BOLI")	24,544	24,227	24,047	1.3		2.1
Deferred tax assets	5,310	4,017	5,842	32.2		(9.1)
Federal Home Loan Bank ("FHLB") stock	9,445	12,863	7,328	(26.6)		28.9
Accrued interest receivable	6,412	5,447	5,222	17.7		22.8
Other real estate owned ("OREO")	56	426	707	(86.9)		(92.1)
Goodwill	1,516	1,516	1,516	—		—
Other assets	6,182	6,358	5,397	(2.8)		14.5
Total assets	$1,553,152	$1,455,496	$1,329,834	6.7%		16.8%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$271,321	$256,119	$258,519	5.9%		5.0%
Interest-bearing demand	180,189	164,997	166,529	9.2		8.2
Savings	408,927	396,557	403,871	3.1		1.3
Time Deposits	359,036	225,464	214,713	59.2		67.2
Total deposits	1,219,473	1,043,137	1,043,632	16.9		16.8
Borrowed funds	180,000	275,000	152,000	(34.5)		18.4
Subordinated debentures	10,310	10,310	10,310	—		—
Accrued interest payable	506	436	400	16.1		26.5
Accrued expenses and other liabilities	9,796	8,508	7,678	15.1		27.6
Total liabilities	1,420,085	1,337,391	1,214,020	6.2		17.0
Shareholders' equity:
Common stock	88,149	86,782	86,423	1.6		2.0
Retained earnings	45,121	31,117	29,260	45.0		54.2
Accumulated other comprehensive (loss)	(203)	206	131	NM		NM
Total shareholders' equity	133,067	118,105	115,814	12.7		14.9
Total liabilities and shareholders' equity	$1,553,152	$1,455,496	$1,329,834	6.7%		16.8%

Issued and outstanding common shares	10,756	10,615	10,586
NM=Not meaningful

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
September 30, 2018

				Sep 30, 2018 vs.
	For the three months ended			Jun 30, 2018		Sep 30, 2017
(In thousands, except percentages and per share amounts)	Sep 30, 2018	Jun 30, 2018	Sep 30, 2017	$	%	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$187	$171	$262	$16	9.4%	$(75)	(28.6)%
FHLB stock	101	123	85	(22)	(17.9)	16	18.8
Securities:
Taxable	465	484	512	(19)	(3.9)	(47)	(9.2)
Tax-exempt	28	30	40	(2)	(6.7)	(12)	(30.0)
Total securities	493	514	552	(21)	(4.1)	(59)	(10.7)
Loans:
SBA loans	1,050	1,131	1,042	(81)	(7.2)	8	0.8
Commercial loans	8,784	8,209	7,211	575	7.0	1,573	21.8
Residential mortgage loans	4,803	4,522	3,636	281	6.2	1,167	32.1
Consumer loans	1,776	1,699	1,407	77	4.5	369	26.2
Total loans	16,413	15,561	13,296	852	5.5	3,117	23.4
Total interest income	17,194	16,369	14,195	825	5.0	2,999	21.1
INTEREST EXPENSE
Interest-bearing demand deposits	330	259	168	71	27.4	162	96.4
Savings deposits	1,049	943	733	106	11.2	316	43.1
Time deposits	1,739	1,303	823	436	33.5	916	111.3
Borrowed funds and subordinated debentures	509	720	654	(211)	(29.3)	(145)	(22.2)
Total interest expense	3,627	3,225	2,378	402	12.5	1,249	52.5
Net interest income	13,567	13,144	11,817	423	3.2	1,750	14.8
Provision for loan losses	500	550	500	(50)	(9.1)	—	—
Net interest income after provision for loan losses	13,067	12,594	11,317	473	3.8	1,750	15.5
NONINTEREST INCOME
Branch fee income	357	419	355	(62)	(14.8)	2	0.6
Service and loan fee income	465	411	448	54	13.1	17	3.8
Gain on sale of SBA loans held for sale, net	253	582	385	(329)	(56.5)	(132)	(34.3)
Gain on sale of mortgage loans, net	597	421	392	176	41.8	205	52.3
BOLI income	464	175	111	289	165.1	353	318.0
Net security gains	2	7	53	(5)	(71.4)	(51)	(96.2)
Other income	341	297	264	44	14.8	77	29.2
Total noninterest income	2,479	2,312	2,008	167	7.2	471	23.5
NONINTEREST EXPENSE
Compensation and benefits	5,704	4,736	4,268	968	20.4	1,436	33.6
Occupancy	675	693	600	(18)	(2.6)	75	12.5
Processing and communications	709	674	656	35	5.2	53	8.1
Furniture and equipment	586	610	513	(24)	(3.9)	73	14.2
Professional services	270	161	247	109	67.7	23	9.3
Loan collection & OREO expenses	(331)	6	114	(337)	(5,616.7)	(445)	(390.4)
Other loan expenses	51	53	47	(2)	(3.8)	4	8.5
Deposit insurance	191	216	156	(25)	(11.6)	35	22.4
Advertising	370	362	299	8	2.2	71	23.7
Director fees	175	165	150	10	6.1	25	16.7
Other expenses	401	482	504	(81)	(16.8)	(103)	(20.4)
Total noninterest expense	8,801	8,158	7,554	643	7.9	1,247	16.5
Income before provision for income taxes	6,745	6,748	5,771	(3)	—	974	16.9
Provision for income taxes	1,255	1,351	2,014	(96)	(7.1)	(759)	(37.7)
Net income	$5,490	$5,397	$3,757	$93	1.7%	$1,733	46.1%

Effective tax rate	18.6%	20.0%	34.9%

Net income per common share - Basic	$0.51	$0.50	$0.36
Net income per common share - Diluted	$0.50	$0.49	$0.35

Weighted average common shares outstanding - Basic	10,743	10,717	10,572
Weighted average common shares outstanding - Diluted	10,936	10,915	10,761

UNITY BANCORP, INC.
YTD CONSOLIDATED STATEMENTS OF INCOME
September 30, 2018

	For the nine months ended September 30,			Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2018	2017		$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$563	$595		$(32)	(5.4)%
FHLB stock	359	252		107	42.5
Securities:
Taxable	1,442	1,543		(101)	(6.5)
Tax-exempt	88	127		(39)	(30.7)
Total securities	1,530	1,670		(140)	(8.4)
Loans:
SBA loans	3,365	2,781		584	21.0
Commercial loans	24,718	20,562		4,156	20.2
Residential mortgage loans	13,666	10,603		3,063	28.9
Consumer loans	5,003	3,806		1,197	31.5
Total loans	46,752	37,752		9,000	23.8
Total interest income	49,204	40,269		8,935	22.2
INTEREST EXPENSE
Interest-bearing demand deposits	813	482		331	68.7
Savings deposits	2,768	1,994		774	38.8
Time deposits	4,042	2,441		1,601	65.6
Borrowed funds and subordinated debentures	1,997	1,992		5	0.3
Total interest expense	9,620	6,909		2,711	39.2
Net interest income	39,584	33,360		6,224	18.7
Provision for loan losses	1,550	1,150		400	34.8
Net interest income after provision for loan losses	38,034	32,210		5,824	18.1
NONINTEREST INCOME
Branch fee income	1,107	1,029		78	7.6
Service and loan fee income	1,441	1,472		(31)	(2.1)
Gain on sale of SBA loans held for sale, net	1,383	1,348		35	2.6
Gain on sale of mortgage loans, net	1,442	1,188		254	21.4
BOLI income	810	289		521	180.3
Net security gains (losses)	(6)	69		(75)	(108.7)
Other income	900	838		62	7.4
Total noninterest income	7,077	6,233		844	13.5
NONINTEREST EXPENSE
Compensation and benefits	15,274	12,662		2,612	20.6
Occupancy	2,057	1,791		266	14.9
Processing and communications	2,072	1,892		180	9.5
Furniture and equipment	1,732	1,537		195	12.7
Professional services	682	724		(42)	(5.8)
Loan collection & OREO expenses	(320)	493		(813)	(164.9)
Other loan expenses	137	149		(12)	(8.1)
Deposit insurance	593	376		217	57.7
Advertising	1,051	859		192	22.4
Director fees	502	496		6	1.2
Other expenses	1,373	1,439		(66)	(4.6)
Total noninterest expense	25,153	22,418		2,735	12.2
Income before provision for income taxes	19,958	16,025		3,933	24.5
Provision for income taxes	3,841	5,632		(1,791)	(31.8)
Net income	$16,117	$10,393	5,724	$5,724	55.1%

	For the nine months ended September 30,
(In thousands, except percentages and per share amounts)	2018	2017
Effective tax rate	19.2%	35.1%

Net income per common share - Basic	1.50	0.99
Net income per common share - Diluted	1.48	0.97

Weighted average common shares outstanding - Basic	10,713	10,543
Weighted average common shares outstanding - Diluted	10,910	10,734

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
September 30, 2018

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	September 30, 2018			June 30, 2018
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$40,060	$187	1.85%	$39,418	$171	1.74%
FHLB stock	5,805	101	6.90	7,811	123	6.32
Securities:
Taxable	59,916	465	3.08	61,342	484	3.16
Tax-exempt	5,095	35	2.73	5,202	37	2.85
Total securities (A)	65,011	500	3.05	66,544	521	3.14
Loans:
SBA loans	56,837	1,050	7.33	62,467	1,131	7.26
Commercial loans	683,632	8,784	5.10	657,031	8,209	5.01
Residential mortgage loans	404,439	4,803	4.71	387,086	4,522	4.69
Consumer loans	116,421	1,776	6.05	116,547	1,699	5.85
Total loans (B)	1,261,329	16,413	5.16	1,223,131	15,561	5.10
Total interest-earning assets	$1,372,205	$17,201	4.97%	$1,336,904	$16,376	4.91%

Noninterest-earning assets:
Cash and due from banks	25,560			24,145
Allowance for loan losses	(14,909)			(14,419)
Other assets	65,645			64,811
Total noninterest-earning assets	76,296			74,537
Total assets	$1,448,501			$1,411,441

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$173,515	$330	0.75%	$168,298	$259	0.62%
Total savings deposits	407,287	1,049	1.02	401,195	943	0.94
Total time deposits	350,747	1,739	1.97	296,078	1,303	1.77
Total interest-bearing deposits	931,549	3,118	1.33	865,571	2,505	1.16
Borrowed funds and subordinated debentures	109,408	509	1.85	154,250	720	1.87
Total interest-bearing liabilities	$1,040,957	$3,627	1.38%	$1,019,821	$3,225	1.27%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	266,833			257,238
Other liabilities	9,805			9,418
Total noninterest-bearing liabilities	276,638			266,656
Total shareholders' equity	130,906			124,964
Total liabilities and shareholders' equity	$1,448,501			$1,411,441

Net interest spread		$13,574	3.59%		$13,151	3.64%
Tax-equivalent basis adjustment		(7)			(7)
Net interest income		$13,567			$13,144
Net interest margin			3.92%			3.95%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent in 2018 and 35 percent in 2017 and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
September 30, 2018

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	September 30, 2018			September 30, 2017
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$40,060	$187	1.85%	$64,579	$262	1.61%
FHLB stock	5,805	101	6.90	5,697	85	5.92
Securities:
Taxable	59,916	465	3.08	67,178	512	3.02
Tax-exempt	5,095	35	2.73	6,234	60	3.82
Total securities (A)	65,011	500	3.05	73,412	572	3.09
Loans:
SBA loans	56,837	1,050	7.33	60,221	1,042	6.86
Commercial loans	683,632	8,784	5.10	576,039	7,211	4.97
Residential mortgage loans	404,439	4,803	4.71	322,172	3,636	4.48
Consumer loans	116,421	1,776	6.05	106,976	1,407	5.22
Total loans (B)	1,261,329	16,413	5.16	1,065,408	13,296	4.95
Total interest-earning assets	$1,372,205	$17,201	4.97%	$1,209,096	$14,215	4.66%

Noninterest-earning assets:
Cash and due from banks	25,560			23,407
Allowance for loan losses	(14,909)			(13,053)
Other assets	65,645			57,179
Total noninterest-earning assets	76,296			67,533
Total assets	$1,448,501			$1,276,629

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$173,515	$330	0.75%	$160,184	$168	0.42%
Total savings deposits	407,287	1,049	1.02	406,064	733	0.72
Total time deposits	350,747	1,739	1.97	215,501	823	1.52
Total interest-bearing deposits	931,549	3,118	1.33	781,749	1,724	0.87
Borrowed funds and subordinated debentures	109,408	509	1.85	124,369	654	2.09
Total interest-bearing liabilities	$1,040,957	$3,627	1.38%	$906,118	$2,378	1.04%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	266,833			248,259
Other liabilities	9,805			7,598
Total noninterest-bearing liabilities	276,638			255,857
Total shareholders' equity	130,906			114,654
Total liabilities and shareholders' equity	$1,448,501			$1,276,629

Net interest spread		$13,574	3.59%		$11,837	3.62%
Tax-equivalent basis adjustment		(7)			(20)
Net interest income		$13,567			$11,817
Net interest margin			3.92%			3.88%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent in 2018 and 35 percent in 2017 and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
YEAR TO DATE NET INTEREST MARGIN
September 30, 2018

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the nine months ended
	September 30, 2018			September 30, 2017
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$42,772	$563	1.76%	$73,011	$595	1.09%
FHLB stock	7,131	359	6.73	5,795	252	5.81
Securities:
Taxable	61,538	1,442	3.13	66,155	1,543	3.12
Tax-exempt	5,214	109	2.80	6,479	192	3.96
Total securities (A)	66,752	1,551	3.11	72,634	1,735	3.19
Loans:
SBA loans	62,517	3,365	7.20	57,951	2,781	6.42
Commercial loans	657,879	24,718	5.02	557,231	20,562	4.93
Residential mortgage loans	387,651	13,666	4.71	310,460	10,603	4.57
Consumer loans	114,658	5,003	5.83	100,740	3,806	5.05
Total loans (B)	1,222,705	46,752	5.11	1,026,382	37,752	4.92
Total interest-earning assets	$1,339,360	$49,225	4.91%	$1,177,822	$40,334	4.58%

Noninterest-earning assets:
Cash and due from banks	24,325			23,346
Allowance for loan losses	(14,429)			(12,919)
Other assets	65,380			56,018
Total noninterest-earning assets	75,276			66,445
Total assets	$1,414,636			$1,244,267

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$173,381	$813	0.63%	$156,853	$482	0.41%
Total savings deposits	403,916	2,768	0.92	394,206	1,994	0.68
Total time deposits	299,970	4,042	1.80	219,790	2,441	1.48
Total interest-bearing deposits	877,267	7,623	1.16	770,849	4,917	0.85
Borrowed funds and subordinated debentures	143,492	1,997	1.86	125,304	1,992	2.13
Total interest-bearing liabilities	$1,020,759	$9,620	1.26%	$896,153	$6,909	1.03%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	258,787			229,978
Other liabilities	9,382			7,050
Total noninterest-bearing liabilities	268,169			237,028
Total shareholders' equity	125,708			111,086
Total liabilities and shareholders' equity	$1,414,636			$1,244,267

Net interest spread		$39,605	3.65%		$33,425	3.55%
Tax-equivalent basis adjustment		(21)			(65)
Net interest income		$39,584			$33,360
Net interest margin			3.95%			3.79%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent in 2018 and 35 percent in 2017 and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
September 30, 2018

Amounts in thousands, except percentages	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$14,634	$14,196	$13,556	$13,113	$12,800
Provision for loan losses charged to expense	500	550	500	500	500
	15,134	14,746	14,056	13,613	13,300
Less: Chargeoffs
SBA loans	169	104	81	—	34
Commercial loans	—	—	—	—	31
Residential mortgage loans	—	—	—	50	5
Consumer loans	—	16	6	83	170
Total chargeoffs	169	120	87	133	240
Add: Recoveries
SBA loans	1	3	64	45	36
Commercial loans	5	4	16	31	15
Residential mortgage loans	—	—	13	—	—
Consumer loans	17	1	134	—	2
Total recoveries	23	8	227	76	53
Net chargeoffs (recoveries)	146	112	(140)	57	187
Balance, end of period	$14,988	$14,634	$14,196	$13,556	$13,113

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$5,987	$5,209	$4,277	$2,994	$3,742
Other real estate owned ("OREO")	56	56	56	426	707
Nonperforming assets	6,043	5,265	4,333	3,420	4,449
Less: Amount guaranteed by SBA	104	129	27	27	27
Net nonperforming assets	$5,939	$5,136	$4,306	$3,393	$4,422

Loans 90 days past due & still accruing	$754	$—	$—	$60	$2,216

Performing Troubled Debt Restructurings (TDRs)	$755	$767	$774	$786	$—
(1) Nonperforming TDRs included in nonperforming loans	—	—	—	—	—
Total TDRs	$755	$767	$774	$786	$—

Allowance for loan losses to:
Total loans at quarter end	1.17%	1.17%	1.19%	1.16%	1.20%
Nonperforming loans (1)	250.34	280.94	331.91	452.77	350.43
Nonperforming assets	248.02	277.95	327.63	396.37	294.74
Net nonperforming assets	252.37	284.93	329.68	399.53	296.54

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	1.17%	0.65%	0.10%	(0.28)%	(0.01)%
Commercial loans	—	—	(0.01)	(0.02)	0.01
Residential mortgage loans	—	—	(0.01)	0.06	0.01
Consumer loans	(0.06)	0.05	(0.47)	0.30	0.62
Total loans	0.05%	0.04%	(0.05)%	0.02%	0.07%

Nonperforming loans to total loans	0.47%	0.42%	0.36%	0.26%	0.34%
Nonperforming loans and TDRs to total loans	0.53	0.48	0.42	0.32	0.34
Nonperforming assets to total loans and OREO	0.47	0.42	0.36	0.29	0.41
Nonperforming assets to total assets	0.39	0.35	0.30	0.23	0.33

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
September 30, 2018

(In thousands, except percentages and per share amounts)	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
SUMMARY OF INCOME:
Total interest income	$17,194	$16,369	$15,640	$15,044	$14,195
Total interest expense	3,627	3,225	2,768	2,544	2,378
Net interest income	13,567	13,144	12,872	12,500	11,817
Provision for loan losses	500	550	500	500	500
Net interest income after provision for loan losses	13,067	12,594	12,372	12,000	11,317
Total noninterest income	2,479	2,312	2,286	2,037	2,008
Total noninterest expense	8,801	8,158	8,194	7,629	7,554
Income before provision for income taxes	6,745	6,748	6,464	6,408	5,771
Provision for income taxes	1,255	1,351	1,235	2,175	2,014
Impact of Tax Reform Bill	—	—	—	1,733	—
Net income	$5,490	$5,397	$5,229	$2,500	$3,757

Net income per common share - Basic	$0.51	$0.50	$0.49	$0.24	$0.36
Net income per common share - Diluted	$0.50	$0.49	$0.48	$0.23	$0.35

COMMON SHARE DATA:
Market price per share	$22.90	$22.75	$22.00	$19.75	$19.80
Dividends paid	$0.07	$0.07	$0.06	$0.06	$0.06
Book value per common share	$12.37	$11.94	$11.50	$11.13	$10.94

Weighted average common shares outstanding - Basic	10,743	10,717	10,678	10,604	10,572
Weighted average common shares outstanding - Diluted	10,936	10,915	10,853	10,794	10,761
Issued and outstanding common shares	10,756	10,731	10,709	10,615	10,586

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.50%	1.53%	1.53%	0.74%	1.17%
Return on average equity	16.64	17.32	17.69	8.54	13.00
Efficiency ratio	54.86	52.80	54.00	52.45	54.86
Noninterest expense to average assets	2.41	2.32	2.40	2.25	2.35

BALANCE SHEET DATA:
Total assets	1,553,152	1,514,120	1,439,902	1,455,496	1,329,834
Total deposits	1,219,473	1,146,399	1,117,514	1,043,137	1,043,632
Total loans	1,283,304	1,246,511	1,195,110	1,170,674	1,092,873
Total securities	63,399	65,682	67,521	69,800	72,105
Total shareholders' equity	133,067	128,141	123,104	118,105	115,814
Allowance for loan losses	(14,988)	(14,634)	(14,196)	(13,556)	(13,113)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.97%	4.91%	4.85%	4.71%	4.66%
Interest-bearing liabilities	1.38	1.27	1.12	1.05	1.04
Net interest spread	3.59	3.64	3.73	3.66	3.62
Net interest margin	3.92	3.95	3.99	3.91	3.88

CREDIT QUALITY:
Nonperforming assets	6,043	5,265	4,333	3,420	4,449
QTD net chargeoffs (annualized) to QTD average loans	0.05%	0.04%	(0.05)%	0.02%	0.07%
Allowance for loan losses to total loans	1.17	1.17	1.19	1.16	1.20
Nonperforming assets to total loans and OREO	0.47	0.42	0.36	0.29	0.41
Nonperforming assets to total assets	0.39	0.35	0.30	0.23	0.33

(In thousands, except percentages and per share amounts)	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
CAPITAL RATIOS AND OTHER:
Total equity to total assets	8.57%	8.46%	8.55%	8.11%	8.71%
Leverage ratio	9.74	9.63	9.46	9.37	9.70
Common equity tier 1 risk-based capital ratio	11.15	11.05	11.14	10.81	11.27
Tier 1 risk-based capital ratio	12.00	11.92	12.07	11.75	12.26
Total risk-based capital ratio	13.25	13.14	13.24	12.87	13.30
Number of banking offices	19	19	18	18	17
Number of ATMs	20	20	19	19	18
Number of employees	205	197	199	199	166